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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003


                             SEMOTUS SOLUTIONS, INC.
        - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                       0-21069                36-3574355
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                 16400 Lark Ave., Suite 230 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 358-7100
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              (Registrant's Telephone Number, including area code)


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         ITEM 5.   Other Events.

         On April 24, 2003, Semotus Solutions, Inc. received a Notice of Exercise of Option pursuant to the Stock Purchase Agreement by and among Application Design Associates, Inc. ("ADA"), Semotus Solutions, Inc. ("Semotus"), John Hibben and 2007978 Ontario Inc. (the "Purchaser") dated January 18, 2002 as amended February 15, 2002 and as further amended February 28, 2003 (the "Stock Purchase Agreement"). Pursuant to Section 1.2 of the Stock Purchase Agreement, the Purchaser gave written notice to Semotus that it is exercising its option to purchase from Semotus all of the remaining outstanding shares of ADA (being 51% of the issued and outstanding stock of ADA) (the "Option Shares"). In exchange, the Purchaser shall, at the Purchaser's sole discretion, either transfer 500,000 shares of Semotus restricted common stock back to Semotus, or pay Semotus $2,500,000. The Purchaser has chosen to transfer the 500,000 shares of restricted common stock back to Semotus. The closing of the purchase of the Option Shares shall be completed no later than July 1, 2003.


         ITEM 7.  Financial Statements and Exhibits.

         (c)  The following exhibits are filed with this report:


Exhibit Number    Description                          Location
--------------    -----------                          --------
2.1               Common Stock Purchase Agreement      Incorporated by reference
                  by and among Application Design      to Exhibit 2.1 to the
                  Associates, Inc., John Hibben        Registrant's Form 10Q
                  and 2007978 Ontario, Inc. dated      filed February 14, 2002.
                  January 18, 2002.

2.2               Notice of Exercise of Option         Filed electronically
                  pursuant to the Stock Purchase       herewith.
                  Agreement dated April 24, 2003.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SEMOTUS SOLUTIONS, INC.

         Date:   May 6, 2003               By: /s/ Anthony N. LaPine
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                                           Anthony N. LaPine,
                                           President and Chief Executive Officer

































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